SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 18, 2001


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                    0-10652               94-2751350
(State or other jurisdiction of      (File Number)         (I.R.S. Employer
         incorporation)                                  identification number)




                    880 E. Cypress Avenue, Redding, CA 96002
                    ----------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events


         On July 18, 2001, the Registrant issued a Press Release which reported results for the three and six months ending June 30, 2001. Attached hereto as
Exhibit 99.29 and incorporated herein by this reference is said Press Release dated July 18, 2001.


         Item 7:   Financial Statements and Exhibits

                  (c)      Exhibits
                           --------

              (99.29)      News Release of North Valley Bancorp dated July 18,
                           2001.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH VALLEY BANCORP


                                            By /s/ EDWARD J. CZAJKA
                                               ---------------------------------
                                               Edward J. Czajka
                                               Senior Vice President &
Dated:  July 19, 2001                          Chief Financial Officer